Northwestern Mutual Series Fund, Inc.

Supplement Dated September 4, 2007 to the

Prospectus Dated April 30, 2007

This Supplement revises certain information contained in the Prospectus for the Northwestern Mutual Series Fund, Inc. dated April 30, 2007 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Fund Manager Change – PIMCO Long-Term U.S. Government Bond Fund

Effective October 31, 2007, Stephen Rodosky will replace James M. Keller as the portfolio manager for the PIMCO Long-Term U.S. Government Bond. As of such date, Mr. Keller’s biography, located on pages 74-75 of the Prospectus, shall be deleted and replaced with Mr. Rodosky’s biography, as follows:

“Stephen Rodosky, Executive Vice President of PIMCO, is the portfolio manager of the PIMCO Long-Term U.S. Government Bond Portfolio. Mr. Rodosky joined PIMCO in 2001, and has eleven years of investment experience. Prior to joining PIMCO, Mr. Rodosky was associated with Merrill Lynch, Inc. as vice president of institutional sales. At PIMCO, Mr. Rodosky specializes in portfolio management of treasuries, agencies and futures. Mr. Rodosky holds a bachelor’s degree from Villanova University and a master’s degree in financial markets from Illinois Institute of Technology.”

Northwestern Mutual Series Fund, Inc.

Supplement Dated September 4, 2007 to the

Statement of Additional Information

Dated April 30, 2007

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated April 30, 2007. You should read this Supplement together with the SAI. Please retain this Supplement for future reference.

Fund Manager Change – PIMCO Long-Term U.S. Government Bond Fund

Effective October 31, 2007, Stephen Rodosky will replace James M. Keller as the portfolio manager for the PIMCO Long-Term U.S. Government Bond. As of such date, the information relating to Mr. Keller contained in the SAI at APPENDIX D – Portfolio Managers, will be deemed replaced by the following updated information. The information is as of July 31, 2007.

Other Accounts Managed by Portfolio Managers

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen Rodosky	PIMCO Long-Term U.S. Government Bond Portfolio	5 other registered investment companies with $8.59 billion in total assets	No other pooled investment vehicles	9 other accounts with $1.34 billion in total assets[1]

1 Includes 5 other accounts with $1.25 billion in aggregate assets for which the advisory fee is based on the performance of the account.

Portfolio Manager Securities Ownership

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities[2]
PIMCO Long-Term U.S. Government Bond Portfolio	Stephen Rodosky	A

2 Key to Dollar Ranges:

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000